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                                  EXHIBIT 99.1

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

   GENERAL GROWTH PROPERTIES,                                                                                    ENROLLMENT FORM FOR
   INC.                                                                                              GENERAL GROWTH PROPERTIES, INC.
                                                                                                                        COMMON STOCK
                                                                                       DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
                                                   ---------------------------------------------------------------------------------
                                                      This form when completed and signed, should be mailed in the courtesy envelope provided to: ChaseMellon Shareholder Services Investor Services Program,
                                                                                     P.O. Box 3339, South Hackensack N.J. 17606-1939
    Is this account for an existing shareholder? YES ( )   NO ( )
    --------------------------------------------------------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION Complete only ONE section. Print clearly in CAPITAL LETTERS.

    ( ) INDIVIDUAL OR JOINT ACCOUNT

    OWNER'S NAME
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    OWNER'S SOCIAL SECURITY NUMBER                                    OWNER'S DATE OF BIRTH
    (used for tax reporting)                                            Month        Day        Year
     --- --- ---     --- ---     --- --- --- ---                       --- ---     --- ---     --- ---
    |   |   |   | - |   |   | - |   |   |   |   |                     |   |   | / |   |   | / |   |   |
     --- --- ---     --- ---     --- --- --- ---                       --- ---     --- ---     --- ---
    JOINT OWNER'S NAME
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    JOINT OWNER'S SOCIAL SECURITY NUMBER                    The account will be registered "Joint Tenants with Rights
    (used for tax reporting)                                of Survivorship" unless you check a box below:
     --- --- ---     --- ---     --- --- --- ---
    |   |   |   | - |   |   | - |   |   |   |   |           ( ) Tenants in common   ( ) Tenants by entirety   ( ) Community property
     --- --- ---     --- ---     --- --- --- ---
    --------------------------------------------------------------------------------------------------------------------------------

    ( ) GIFT TRANSFER TO A MINOR (UGMA/UTMA)

    CUSTODIAN'S NAME
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    MINOR'S NAME
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    MINOR'S SOCIAL SECURITY NUMBER                                   MINOR'S DATE OF BIRTH                                 DONOR'S
    (required)                                                       Month         Day          Year                        STATE
     --- --- ---     --- ---     --- --- --- ---                     --- ---     --- ---     --- ---                        --- ---
    |   |   |   | - |   |   | - |   |   |   |   |                   |   |   | / |   |   | / |   |   |                      |   |   |
     --- --- ---     --- ---     --- --- --- ---                     --- ---     --- ---     --- ---                        --- ---
    --------------------------------------------------------------------------------------------------------------------------------

    ( ) TRUST  (Please check only one of the trustee types)     ( ) PERSON AS TRUSTEE      ( ) ORGANIZATION AS TRUSTEE

    TRUSTEE: INDIVIDUAL OR ORGANIZATION NAME
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    AND CO-TRUSTEE'S NAME, IF APPLICABLE
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    NAME OF TRUST
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    FOR THE BENEFIT OF
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
                                                                          DATE OF TRUST                                    DONOR'S
    TRUST TAXPAYER IDENTIFICATION NUMBER                                  Month       Day         Year                      STATE
    --- ---     --- --- --- --- --- --- ---                               --- ---     --- ---     --- ---                   --- ---
   |   |   | - |   |   |   |   |   |   |   |                             |   |   | / |   |   | / |   |   |                 |   |   |
    --- ---     --- --- --- --- --- --- ---                               --- ---     --- ---     --- ---                   --- ---
    --------------------------------------------------------------------------------------------------------------------------------

    ( ) ORGANIZATION OR BUSINESS ENTITY                            CHECK ONE:  ( ) Corporation   ( ) Partnership    ( ) Other

    NAME OF ENTITY
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    TAXPAYER IDENTIFICATION NUMBER
    --- ---     --- --- --- --- --- --- ---
   |   |   | - |   |   |   |   |   |   |   |
    --- ---     --- --- --- --- --- --- ---
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
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2.   ADDRESS
     MAILING ADDRESS (including apartment or box number)
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    CITY                                                                        STATE       ZIP
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---                 --- ---     --- --- --- --- ---     --- --- --- ---
   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |               |   |   |   |   |   |   |   |   | - |   |   |   |   |
    --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---                 --- ---     --- --- --- --- ---     --- --- --- ---
    HOME PHONE                                                                     WORK PHONE
      --- --- ---      --- --- ---     --- --- --- ---                             --- --- ---      --- --- ---     --- --- --- ---
   ( |   |   |   | )  |   |   |   | - |   |   |   |   |                         ( |   |   |   | )  |   |   |   | - |   |   |   |   |
      --- --- ---      --- --- ---     --- --- --- ---                             --- --- ---      --- --- ---     --- --- --- ---
    FOR MAILING ADDRESS OUTSIDE THE U.S.:
    COUNTRY OF RESIDENCE                           PROVINCE                                           ROUTING OR POSTAL CODE
    -----------------------------------------      ---------------------------------------------     ------------------------------
   |                                         |    |                                             |   |                              |
    -----------------------------------------      ---------------------------------------------     ------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
3.  CASH PURCHASE (Make checks payable to The Chase Manhattan Bank)
    ( ) As a CURRENT registered shareholder I wish to make an        ( ) As a NEW Investor I wish to enroll in the Plan by making an
    additional investment. Enclosed is my check or money order for   initial investment. Enclosed is my check or money order for
    $ ______________. (Minimum $_______ with the Maximum not         $______________. (Initial investment must be a least $2,000 not
    to exceed $________ per month.)                                  to exceed $______) AS A NEW INVESTOR YOU MUST COMPLETE
                                                                     SECTIONS 1, 2, & 8.

    --------------------------------------------------------------------------------------------------------------------------------
4.  DIVIDEND REINVESTMENT (at least ___ shares must be reinvested)
    You may choose to reinvest all or part of the dividends paid on General Growth Properties, Inc. Common Stock. If neither box is selected, The Chase Manhattan Bank will automatically remit any dividends to you.

    ( ) Reinvest the dividends on ALL shares.

    ( ) I would like a portion of my dividends reinvested. Please reinvest the dividends on __________ of my shares. 100% of your dividends will be reinvested if a number of shares is not indicated.

    --------------------------------------------------------------------------------------------------------------------------------
5.  SAFEKEEPING
    Common stock certificates deposited for safekeeping in your account must be in the same registration as your Plan account.

    ( ) Please accept the enclosed certificate (s) for deposit to my account.  Enclosed are ______________ share certificates.
                                                                                             insert number

                                                CERTIFICATE NUMBER               NUMBER OF SHARES
                                          -------------------------------- -----------------------------
                                         |                                |                             |
                                          -------------------------------- -----------------------------
                                         |                                |                             |
                                          -------------------------------- -----------------------------
                                         |                                |                             |
                                          -------------------------------- -----------------------------
                                         |                                |                             |
                                          -------------------------------- -----------------------------
                                         |                                |                             |
                                          -------------------------------- -----------------------------
                                                                          |         T O T A L           |
                                                                           -----------------------------
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
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6.  ACCOUNT AUTHORIZATION SIGNATURE (required)

    ( ) REQUEST FOR TAXPAYER IDENTIFICATION                          ( ) CERTIFICATE OF FOREIGN STATUS
        NUMBER (SUBSTITUTE FORM W-9)                                     (SUBSTITUTE FORM W-8)

    I am a U.S. citizen or a resident alien. I certify, under            I am an exempt foreign citizen. I certify, under penalties
    penalties of perjury, that (1) the taxpayer identification           of perjury, that for dividends, I am not a U.S. citizen or
    number in Section 1 is correct (or I am waiting for a number         resident alien (or I am filing for a foreign corporation,
    to be issued to me) and (cross out the following if not true)        partnership, estate, or trust) and I am an exempt foreign
    (2) I am not subject to backup withholding because: (a) I am         person. I have entered in Section 2 of this enrollment form
    exempt from backup withholding, or (b) I have not been notified      the country where I reside permanently for income-tax
    by the Internal Revenue Service that I am subject to backup          purposes.
    withholding as a result of failure to report all interest or
    dividends, or (c) the IRS has notified me that I am no longer    ( ) FOR ORGANIZATIONS AND BUSINESS ENTITIES
    subject to backup withholding.                                       EXEMPT FROM BACKUP WITHHOLDING

                                                                         I qualify for exemption and my account will not be
                                                                         subject to tax reporting and backup withholding.


    MY/OUR SIGNATURES (S) BELOW INDICATES I/WE HAVE READ THE PLAN PROSPECTUS AND AGREE TO THE TERMS THEREIN AND HEREIN.


    SIGNATURE OF OWNER                                                          DATE (month, day, year)
    ------------------------------------------------------------------          -----------------------------
   |                                                                  |        |                             |
    ------------------------------------------------------------------          -----------------------------

    SIGNATURE OF JOINT OWNER
    ------------------------------------------------------------------          -----------------------------
   |                                                                  |        |                             |
    ------------------------------------------------------------------          -----------------------------





                    IF YOU NEED ASSISTANCE, PLEASE CALL THE ADMINISTRATOR AT 1-888-______-_________

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